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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): May 7, 2003


                            NorthWestern Corporation
             (Exact name of registrant as specified in its charter)




                Delaware               0-692             46-0172280
            (State or other       (Commission File      (IRS Employer
            jurisdiction of           Number)         Identification No.)
             incorporation)

             125 South Dakota Avenue                   57104
            Sioux Falls, South Dakota               (Zip Code)
         (Address of principal executive
                    offices)

                                 (605) 978-2908
                             (Registrant's telephone
                          number, including area code)






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



Item 5.    Other Events

On May 7, 2003, NorthWestern Corporation (the "Company") issued a press release announcing that Lawrence J. Ramaekers had been elected to fill a vacant spot on the Company's Board of Directors. Mr. Ramaekers will serve as a Class III director. The term of service for the Company's Class III directors ends in May 2003, but the Class III directors will continue to serve on the Company's Board of Directors until the Company's next annual meeting, when they will stand for re-election.

The press release is included as Exhibit 99.1 hereto and is incorporated herein by reference.


Item 7.      Financial Statements and Exhibits

EXHIBIT NO.  DESCRIPTION OF DOCUMENT
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99.1*        Press Release of NorthWestern Corporation dated May 7, 2003
* filed herewith


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


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          NorthWestern Corporation


                          By:   /s/ Eric R. Jacobsen
                               ------------------------------------
                               Eric R. Jacobsen
                               Senior Vice President, General Counsel
                               and Chief Legal Officer

Date:  May 8, 2003


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


                                Index to Exhibits
                                -----------------

EXHIBIT NO.  DESCRIPTION OF DOCUMENT


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99.1*        Press Release of NorthWestern Corporation dated May 7, 2003
* filed herewith


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